*Confidential Treatment Requested Under
17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
Exhibit 10.1
2007 Akorn MBO’s: Art Przybyl
Up to $330,000 (75% of Base Comp)

1. [***...***]	[***...***]	[***...***]
2. [***...***]	[***...***];	[***...***]
3. [***...***]	[***...***];	[***...***]
4. [***...***]	[***...***]
5. [***...***]:	[***...***]
6. [***...***]:	[***...***]
7. [***...***].	[***...***]

Total	[***...***]

Over Achievement Bonus. If, and only if, all of the objectives (and the entire bonus) set forth above have been achieved in full, a bonus of up to $110,000 (25% of Base Comp) for over achievement of the [***...***] performance measures in accordance with the sum of the following:
-If Akorn’s [***...***] is at least [***...***], an additional $55,000 (12.5% of Base Comp); and
-If Akorn’s [***...***] is at least [***...***], an additional $55,000 (12.5% of Base Comp).
* CONFIDENTIAL TREATMENT REQUESTED — This language has been omitted and filed separately with the Securities and Exchange Commission.

*Confidential Treatment Requested Under
17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
2007 Akorn MBO’s: Jeff Whitnell
Up to $123,750 (45% of Base Comp)

1. [***...***]	[***...***];	[***...***]
2. [***...***]	[***...***];	[***...***]
3. [***...***]	[***...***];	[***...***]
4. [***...***]	[***...***]
5. [***...***]:	[***...***]
6. [***...***]:	[***...***]
7. [***...***]	[***...***]

Total	[***...***]

Over Achievement Bonus. If, and only if, all of the objectives (and the entire bonus) set forth above have been achieved in full, a bonus of up to $41,250 (15% of Base Comp) for over achievement of the [***...***] performance measures in accordance with the sum of the following:
-If Akorn’s [***...***] is at least [***...***], an additional $20,625 (7.5% of Base Comp); and
-If Akorn’s [***...***] is at least [***...***], an additional $20,625 (7.5% of Base Comp).
* CONFIDENTIAL TREATMENT REQUESTED — This language has been omitted and filed separately with the Securities and Exchange Commission.

*Confidential Treatment Requested Under
17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
2007 Akorn MBO’s: Mark Silverberg
Up to $70,950 (30% of Base Comp)

1. [***...***]	[***...***];	[***...***]
2. [***...***]	[***...***];	[***...***]
3. [***...***]	[***...***];	[***...***]
4. [***...***]	[***...***]
5. [***...***]	[***...***]
6. [***...***]	[***...***]

Total	[***...***]

* CONFIDENTIAL TREATMENT REQUESTED — This language has been omitted and filed separately with the Securities and Exchange Commission.

*Confidential Treatment Requested Under
17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
2007 Akorn MBO’s: John Sabat
Up to $64,103 (30% of Base Comp)

1. [***...***]	[***...***];	[***...***]
2. [***...***]	[***...***];	[***...***]
3. [***...***]	[***...***];	[***...***]
4. [***...***]:	[***...***]
5. [***...***]:	[***...***]
6. [***...***]:	[***...***]

Total	[***...***]

* CONFIDENTIAL TREATMENT REQUESTED — This language has been omitted and filed separately with the Securities and Exchange Commission.

*Confidential Treatment Requested Under
17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
2007 Akorn MBO’s: Jay Stern
Up to $52,800 (30% of Base Comp)

1. [***...***]	[***...***];	[***...***]
2. [***...***]	[***...***];	[***...***]
3. [***...***]	[***...***];	[***...***]
4. [***...***]	[***...***]
5. [***...***]:	[***...***]
6. [***...***]:	[***...***]

Total	[***...***]

* CONFIDENTIAL TREATMENT REQUESTED — This language has been omitted and filed separately with the Securities and Exchange Commission.

*Confidential Treatment Requested Under
17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
2007 Akorn MBO’s: Abu Alam
Up to $64,103 (30% of Base Comp)

1. [***...***]	[***...***];	[***...***]
2. [***...***]	[***...***];	[***...***]
3. [***...***]	[***...***];	[***...***]
4. [***...***]:	[***...***]
5. [***...***]:	[***...***]
6. [***...***]:	[***...***]

Total	[***...***]

* CONFIDENTIAL TREATMENT REQUESTED — This language has been omitted and filed separately with the Securities and Exchange Commission.